UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2006

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On April 26, 2006, Albemarle Corporation (the “Company”) issued a press release announcing, among other things, that Albemarle PPC, a wholly owned subsidiary of the Company, has initiated the consultation process required by French law with the Works Council representing employees at Albemarle PPC’s facility in Thann, France, regarding the potential closure of the facility. A copy of the press release issued by the Company on April 26, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated April 26, 2006, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, dated April 26, 2006, issued by the Company.